UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GETTY REALTY CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V86121-P45920  GETTY REALTY CORP.  ATTN: CHRISTOPHER J. CONSTANT ATTN: BRIAN R. DICKMAN  292 MADISON AVE  9TH FLOOR  NEW YORK, NY 10017-6376  GETTY REALTY CORP.  2026 Annual Meeting  Vote by April 20, 2026 11:59 PM ET.  For shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, vote by April 17, 2026 11:59 PM ET.  You invested in GETTY REALTY CORP. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on April 21, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to April 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  April 21, 2026  2:30 PM EDT  Virtually at: www.virtualshareholdermeeting.com/GTY2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  Nominees:  1a. Christopher J. Constant  For  1b.  Milton Cooper  For  1c.  Philip E. Coviello  For  1d.  Evelyn León Infurna  For  1e.  Mary Lou Malanoski  For  1f.  Howard B. Safenowitz  For  2. ADVISORY (NON-BINDING) VOTE ON NAMED EXECUTIVE COMPENSATION (SAY-ON-PAY).  For  3. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.  For  NOTE: And such other business as may properly come before the meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  V86122-P45920